SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 17, 2005
(Date of Report)

CACI International Inc
(Exact name of registrant as specified in its Charter)

Delaware	0-8401	54-1345899
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road
Arlington, Virginia 22201
(Address of principal executive offices)(ZIP code)

(703) 841-7800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01:    OTHER EVENTS

On October 17, 2005, CACI International Inc announced that it had completed its purchase of all of the outstanding stock of National Security Research Inc., a provider of professional and analytic services and solutions to the federal government and the private sector.

A copy of the Registrant's press release regarding its acquisition of National Security Research Inc. is attached as Exhibit 99 to this current report on Form 8-K.

EXHIBITS

Exhibit Number

99	Press Release dated October 17, 2005, announcing completion of the acquisition of all of the outstanding stock of National Security Research Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

Registrant

By:	/s/ Arnold D. Morse

Arnold D. Morse Senior Vice President, Acting Director, Legal Division, and Assistant Secretary